Subsequent event	9 Months Ended
Sep. 30, 2021
Subsequent Events [Abstract]
Subsequent event

Note 11. Subsequent event:

In October 2021, the Company granted approximately 3.0 million options to purchase the Company’s Class A common shares and recorded non-cash stock option expense of approximately $1.9 million. The options were granted in conjunction with the implementation of a three-year cost reduction program which is intended to decrease cash operating costs.